                                                                    EXHIBIT 99.2

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the activity for the time period January 1, 2002 through December 31, 2002 is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

        1  The amount of the current annual distribution in
           respect of Class A Annual Principal                      $              0.00
                                                                    -------------------

        2  The amount of the current annual distribution in
           respect of Class B Annual Principal                      $              0.00
                                                                    -------------------

        3  The amount of the current annual distribution in
           respect of Collateral Annual Principal                   $              0.00
                                                                    -------------------

        4  The amount of the current annual distribution in
           respect of Class A Annual Interest                       $             19.39
                                                                    -------------------

        5  The amount of the current annual distribution in
           respect of Class A Additional Interest                   $                 0
                                                                    -------------------

        6  The amount of the current annual distribution in
           respect of Class B Annual Interest                       $             21.92
                                                                    -------------------

        7  The amount of the current annual distribution in
           respect of Class B Additional Interest                   $                 0
                                                                    -------------------

        8  The amount of the current annual distribution in
           respect of Collateral Minimum Annual Interest            $             26.79
                                                                    -------------------

        9  The amount of the current annual distribution in
           respect of any accrued and unpaid Collateral Minimum
           Annual Interest                                          $                 0
                                                                    -------------------

B.   Information Regarding the Performance of the Trust

        1  Collection of Principal Receivables

           (a) Available Principal Collections                      $  1,275,956,438.64
                                                                    -------------------

           (b) Class A Investor Default Amount treated as
               Available Principal Collection                       $     29,336,871.56
                                                                    -------------------

           (c) Class B Investor Default Amount treated as
               Available Principal Collection                       $      2,011,671.21
                                                                    -------------------

           (d) Excess Spread treated as Available Principal
               Collection                                           $      2,179,310.45
                                                                    -------------------

        2  Principal Receivables in the Trust

           (a) The aggregate amount of Principal Receivables in
               the Trust as of the end of the day on the last
               day of the related Annual Period                     $  1,714,019,950.13
                                                                    -------------------

           (b) The amount of Principal Receivables in the Trust
               represented by the Invested Amount of Series
               2000-1 as of the end of the day on the last day
               of the related Annual Period                         $    619,721,889.38
                                                                    -------------------

           (c) The amount of Principal Receivables in the Trust
               represented by the Adjusted Invested Amount
               of Series 2000-1 as of the end of the day on the
               last day of the related Annual Period                $    619,721,889.38
                                                                    -------------------

           (d) The amount of Principal Receivables in the Trust
               represented by the Class A Invested Amount as
               of the end of the day on the last day of the
               related Annual Period                                $    542,256,653.21
                                                                    -------------------

           (e) The amount of Principal Receivables in the Trust
               represented by the Class A Adjusted Invested
               Amount as of the end of the day on the last day
               of the related Annual Period                         $    542,256,653.21
                                                                    -------------------

           (f) The amount of Principal Receivables in the Trust
               represented by the Class B Invested Amount as
               of the end of the day on the last day of the
               related Annual Period                                $     37,183,313.36
                                                                    -------------------

           (g) The amount of Principal Receivables in the Trust
               represented by the Class B Adjusted Invested
               Amount as of the end of the day on the last day
               of the related Annual Period                         $     37,183,313.36
                                                                    -------------------

           (h) The amount of Principal Receivables in the Trust
               represented by the Collateral Invested Amount
               as of the end of the day on the last day of the
               related Annual Period                                $     40,281,922.81
                                                                    -------------------

           (i) The amount of Principal Receivables in the Trust
               represented by the Collateral Adjusted
               Invested Amount as of the end of the day on the
               last day of the related Annual Period                $     40,281,922.81
                                                                    -------------------

           (j) The Floating Allocation Percentage with respect
               to the related Annual Period                                       35.45%
                                                                    -------------------

           (k) The Class A Floating Percentage with respect to
               the related Annual Period                                          87.50%
                                                                    -------------------

           (l) The Class B Floating Percentage with respect to
               the related Annual Period                                           6.00%
                                                                    -------------------

           (m) The Collateral Floating Percentage with respect
               to the related Annual Period                                        6.50%
                                                                    -------------------

           (n) The Principal Allocation Percentage with respect
               to the related Annual Period                                       35.45%
                                                                    -------------------

           (o) The Class A Principal Percentage with respect to
               the related Annual Period                                          87.50%
                                                                    -------------------

           (p) The Class B Principal Percentage with respect to
               the related Annual Period                                           6.00%
                                                                    -------------------

           (q) The Collateral Principal Percentage with respect
               to the related Annual Period                                        6.50%
                                                                    -------------------

        3  Delinquent Balances

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                        Aggregate        Percentage
                                         Account          of Total
                                         Balance         Receivables
                                     ----------------   ------------
       (a)     30 -- 59 days:        $  26,433,115.57           1.54%
       (b)     60 -- 89 days:        $  15,977,609.43           0.93%
       (c)     90+ days:             $  12,544,568.29           0.73%
                                     ----------------   ------------
               Total:                $  54,955,293.29           3.21%
                                     ================   ============

        4  Investor Default Amount

           (a) The Investor Default Amount for the related
               Annual Period                                        $     33,527,853.20
                                                                    -------------------

           (b) The Class A Investor Default Amount for the
               related Annual Period                                $     29,336,871.56
                                                                    -------------------

           (c) The Class B Investor Default Amount for the
               related Annual Period                                $      2,011,671.21
                                                                    -------------------

           (d) The Collateral Default Amount for the related
               Annual Period                                        $      2,179,310.45
                                                                    -------------------

        5  Investor Charge-Offs

           (a) The aggregate amount of Class A Investor
               Charge-Offs for the related Annual Period            $                 0
                                                                    -------------------

           (b) The aggregate amount of Class A Investor
               Charge-Offs set forth in 5(a) above per $1,000 of
               original certificate principal amount                $                 0
                                                                    -------------------

           (c) The aggregate amount of Class B Investor
               Charge-Offs for the related Annual Period            $                 0
                                                                    -------------------

           (d) The aggregate amount of Class B Investor
               Charge-Offs set forth in 5(c) above per $1,000
               of original certificate principal amount             $                 0
                                                                    -------------------

           (e) The aggregate amount of Collateral Charge-Offs
               for the related Annual Period                        $                 0
                                                                    -------------------

           (f) The aggregate amount of Collateral Charge-Offs
               set forth in 5(e) above per $1,000 of original
               certificate principal amount                         $                 0
                                                                    -------------------

           (g) The aggregate amount of Class A Investor
               Charge-Offs reimbursed on the Transfer Date
               immediately preceding this Distribution Date         $                 0
                                                                    -------------------

           (h) The aggregate amount of Class A Investor
               Charge-Offs set forth in 5(g) above per $1,000
               original certificate principal amount reimbursed
               on the Transfer Date immediately preceding this
               Distribution Date                                    $                 0
                                                                    -------------------

           (i) The aggregate amount of Class B Investor
               Charge-Offs reimbursed on the Transfer Date
               immediately preceding this Distribution Date         $                 0
                                                                    -------------------

           (j) The aggregate amount of Class B Investor
               Charge-Offs set forth in 5(i) above per $1,000
               original certificate principal amount reimbursed
               on the Transfer Date immediately preceding this
               Distribution Date                                    $                 0
                                                                    -------------------

           (k) The aggregate amount of Collateral Charge-Offs
               reimbursed on the Transfer Date immediately
               preceding this Distribution Date                     $                 0
                                                                    -------------------

           (l) The aggregate amount of Collateral Charge-Offs
               set forth in 5(k) above per $1,000 original
               certificate principal amount reimbursed on the
               Transfer Date immediately preceding Distribution
               Date                                                 $                 0
                                                                    -------------------

        6  Investor Servicing Fee

           (a) The amount of the Class A Servicing Fee paid by
               the Trust to the Servicer for the related Annual
               Period                                               $      5,250,000.00
                                                                    -------------------

           (b) The amount of the Class B Servicing Fee paid by
               the Trust to the Servicer for the related Annual
               Period                                               $        360,000.00
                                                                    -------------------

           (c) The amount of the Collateral Servicing Fee paid
               by the Trust to the Servicer for the related
               Annual Period                                        $        390,000.00
                                                                    -------------------

           (d) The amount of Servicer Interchange paid by the
               Trust to the Servicer for the related Annual
               Period                                               $      6,000,000.00
                                                                    -------------------

        7  Reallocations

           (a) The amount of Reallocated Collateral Principal
               Collections for the related Annual Period            $                 0
                                                                    -------------------

           (b) The amount of Reallocated Class B Principal
               Collections for the related Annual Period            $                 0
                                                                    -------------------

           (c) The Collateral Invested Amount as of the close of
               business for the related Annual Period               $     39,000,000.00
                                                                    -------------------

           (d) The Collateral Adjusted Invested Amount as of the
               close of business for the related Annual Period      $     39,000,000.00
                                                                    -------------------

           (e) The Class B Invested Amount as of the close of
               business for the related Annual Period               $     36,000,000.00
                                                                    -------------------

           (f) The Class B Adjusted Invested Amount as of the
               close of business for the related Annual Period      $     36,000,000.00
                                                                    -------------------

           (g) The Class A Invested Amount as of the close of
               business for the related Annual Period               $    525,000,000.00
                                                                    -------------------

           (h) The Class A Adjusted Invested Amount as of the
               close of business for the related Annual Period      $    525,000,000.00
                                                                    -------------------

        8  Collection of Finance Charge Receivables

           (a) The aggregate amount of Collections of Finance
               Charge Receivables and Annual Membership Fees
               processed during the related Annual Period which
               were allocated in respect of the Class A
               Certificates                                         $     79,831,948.32
                                                                    -------------------

           (b) The aggregate amount of Collections of Finance
               Charge Receivables and Annual Membership Fees
               processed during the related Annual Period which
               were allocated in respect of the Class B
               Certificates                                         $      5,474,190.73
                                                                    -------------------

           (c) The aggregate amount of Collections of Finance
               Charge Receivables and Annual Membership Fees
               processed during the related Annual Period which
               were allocated in respect of the Collateral
               Interest                                             $      5,930,373.29
                                                                    -------------------

        9  Principal Funding Account

           (a) The principal amount on deposit in the Principal
               Funding Account on the related Transfer Date         $                 0
                                                                    -------------------

           (b) The Accumulation Shortfall with respect to the
               related Annual Period                                $                 0
                                                                    -------------------

           (c) The Principal Funding Investment Proceeds
               deposited in the Finance Charge Account on the
               related Transfer Date to be treated as Class A
               Available Funds                                      $                 0
                                                                    -------------------

           (d) The Principal Funding Investment Proceeds
               deposited in the Finance Charge Account on the
               related Transfer date to be treated as Class B
               Available Funds                                      $                 0
                                                                    -------------------

        10 Reserve Account

           (a) The Reserve Draw Amount on the related Transfer
               Date                                                 $                 0
                                                                    -------------------

           (b) The amount of the Reserve Draw Amount deposited
               in the Collection Account on the related Transfer
               Date to be treated as Class A Available Funds        $                 0
                                                                    -------------------

           (c) The amount of the Reserve Draw Account deposited
               in the Collection Account on the related Transfer
               Date to be treated as Class B Available Funds        $                 0
                                                                    -------------------

           (d) The amount of any Reserve Account Surplus            $                 0
                                                                    -------------------

        11 Available Funds

           (a) The amount of Class A Available Funds on deposit
               in the Collection Account on the related Transfer
               Dates                                                $     10,178,703.93
                                                                    -------------------

           (b) The amount of Class B Available Funds on deposit
               in the Collection Account on the related Transfer
               Dates                                                $        789,218.27
                                                                    -------------------

           (c) The amount of Collateral Available Funds on
               deposit in the Collection Account on the related
               Transfer Dates                                       $      1,044,786.46
                                                                    -------------------

           (d) Available Principal Collections on deposit in the
               Collection Account on the related Transfer Dates     $                 0
                                                                    -------------------

        12 Excess Spread and Excess Finance Charge Collections

           (a) Excess Finance Charge Collection                     $                 0
                                                                    -------------------

           (b) Class A Available Funds
                minus Class A Annual Interest
                minus Class A Servicing Fee
                minus Class A Defaulted Amount                      $     35,066,372.83
                                                                    -------------------

               Class B Available Funds
                minus Class B Annual Interest
                minus Class B Servicing Fee
                minus Class B Defaulted Amount                      $      2,313,301.25
                                                                    -------------------

               Collateral Available Funds                           $      5,930,373.29
                                                                    -------------------

           (c) Excess Spread applied to the Class A Required
               Amount for the Annual Period                         $                 0
                                                                    -------------------

           (d) Excess Spread applied to the Class A Investor
               Charge-Offs for the related Annual Period            $                 0
                                                                    -------------------

           (e) Excess Spread applied to the Class B Required
               Amount for the related Annual Period                 $                 0
                                                                    -------------------

           (f) Excess Spread applied to the Class B Default
               Amount for the related Annual Period                 $                 0
                                                                    -------------------

           (g) Excess Spread applied to the Class B Invested
               Amount for the related Annual Period                 $                 0
                                                                    -------------------

           (h) Excess Spread applied to the Collateral Minimum
               Annual Interest for the related Annual Period and
               for any past due Collateral Minimum Annual
               Interest                                             $      1,044,786.46
                                                                    -------------------

           (i) Excess Spread applied to the Collateral Servicing
               Fee due to the Servicer for the related Annual
               Period or for any past due Collateral Servicing
               Fees                                                 $        390,000.00
                                                                    -------------------

           (j) Excess Spread applied to the Collateral Default
               Amount as Available Principal Collections for the
               related Annual Period                                $      2,179,310.45
                                                                    -------------------

           (k) Excess Spread applied to the Collateral Invested
               Amount for the related Annual Period                 $                 0
                                                                    -------------------

           (l) Excess Spread applied to the Reserve Account for
               the related Annual Period                            $                 0
                                                                    -------------------

        13 Finance Charge Shortfall

           (a) Finance Charge Shortfall for Series 2000-1           $                 0
                                                                    -------------------

           (b) Total Finance Charge Shortfall for all series in
               Group One                                            $                 0
                                                                    -------------------

        14 Base Rate

           (a) The Base Rate for the related Annual Period                         2.97%
                                                                    -------------------

        15 Portfolio Yield

           (a) The Portfolio Yield for the related Annual Period                   9.61%
                                                                    -------------------

           (b) The Portfolio Adjusted Yield for the related
               Annual Period                                                        N/A
                                                                    -------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of March, 2003.

                               NATIONAL CITY BANK,
                               as Seller and Servicer

                          By:             /s/ Thomas A. Chandler
                                     -------------------------------------------
                              Name : Thomas A. Chandler
                              Title: Senior Vice President - Credit Card Finance